UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): August 15, 2026

Centrus Energy Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800
Bethesda, MD 20817
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 15, 2026, the Compensation, Nominating & Governance Committee of the Board of Directors (the “Committee”) of Centrus Energy Corp. (the “Company”) approved a special one-time grant of performance based restricted stock units (the “Performance RSUs”) to the Company’s executive officers, as well as to certain senior leaders at the Company. The Performance RSUs were granted under a Supplemental Executive Incentive Plan (“2026 Plan”) adopted by the Committee, which such plan was adopted under and subject to the terms of the Company’s 2014 Equity Incentive Plan, as amended and restated from time to time. The 2026 Plan was adopted by the Committee to establish a framework for the granting of additional incentive awards to further motivate executives and other senior leaders of the Company to make extraordinary efforts to achieve goals that are important to the Company.

The Performance RSUs will vest, if at all, upon the Company’s achievements of certain performance-based milestones (which must be achieved prior to a specified outside date), as follows:
•With respect to Performance RSUs granted to Amir V. Vexler, the Company’s President and Chief Executive Officer, 100% of such Performance RSUs vest upon the achievement of enrichment from a first cascade (the “Final Milestone”); and
•With respect to Performance RSUs granted to all other recipients, (i) 30% of such Performance RSUs vest upon completion and receipt of the first cascade at the Company’s production facility in Piketon, Ohio and (ii) the remaining 70% vest upon achievement of the Final Milestone; in each case, on the condition that actual related costs fall within a set range.

If the recipient’s employment with the Company terminates prior to the vesting of the Performance RSUs for any reason, then the award will be forfeited.

The number of Performance RSUs awarded will be determined based upon the fair market value of the Company’s common stock on the date of grant. The value of the Performance RSUs granted to the Company’s named executive officers based on full achievement of the performance conditions are as follows:

Name	Value
Patrick S. Brown	$2,000,000
John M.A. Donelson	$2,000,000
Neal K. Nagarajan	$1,300,000
Todd M. Tinelli	$2,000,000
Amir V. Vexler	$5,000,000

The above summary of these Performance RSUs is qualified in its entirety by the terms of the 2026 Plan and the award agreements, which will be filed as exhibits to the Company’s Form 10-Q for the fiscal quarter ending September 30, 2026.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	August 18, 2026	By:	/s/ Todd M. Tinelli
Todd M. Tinelli
Senior Vice President, Chief Financial Officer, and Treasurer